UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2009

MENTOR GRAPHICS CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	0-13442	93-0786033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8005 S.W. Boeckman Road

Wilsonville, Oregon 97070-7777

(Address of Principal Executive Offices, Zip Code)

(503) 685-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Agreement and Plan of Merger

On May 6, 2009, Mentor Graphics Corporation, an Oregon corporation (“Mentor”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with LogicVision, Inc., a Delaware corporation (“LogicVision”), and Fulcrum Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Mentor (“Merger Subsidiary”). Pursuant to the terms of the Merger Agreement, subject to satisfaction or waiver of the conditions therein, Merger Subsidiary will merge with and into LogicVision, with LogicVision continuing as the surviving corporation and a wholly-owned subsidiary of Mentor (the “Merger”).

Subject to the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock of LogicVision will be converted into the right to receive 0.2006 shares of common stock of Mentor (the “Exchange Ratio”). Outstanding options to purchase LogicVision common stock will be assumed by Mentor and converted upon completion of the Merger into stock options with respect to Mentor common stock, after giving effect to the Exchange Ratio (or, in Mentor’s discretion, Mentor will grant equivalent options under one of its equity plans in substitution of such options to purchase LogicVision common stock, after giving effect to the Exchange Ratio).

Mentor and LogicVision have made customary representations and warranties in the Merger Agreement and agreed to certain customary covenants.

The Boards of Directors of Mentor and LogicVision have approved the Merger and the Merger Agreement. Consummation of the Merger is subject to customary conditions, including adoption of the Merger Agreement by LogicVision’s stockholders, the absence of certain legal impediments to consummation of the Merger, and other customary conditions. The parties currently expect the Merger to close in the third calendar quarter of 2009; although, there can be no assurances that the Merger will close in that time period, and, if the conditions to the Merger are met, it could close sooner.

Mentor and LogicVision may terminate the Merger Agreement under certain circumstances specified in the Merger Agreement. Upon the termination of the Merger Agreement in specified circumstances set forth in the Merger Agreement, LogicVision may be required to pay Mentor a termination fee equal to $538,193 plus reimbursement of Mentor’s reasonable expenses up to $403,645.

Support Agreements

In connection with the Merger Agreement, Mentor entered into support agreements with each of the directors and executive officers of LogicVision and certain entities affiliated with one of LogicVision’s directors (each, a “Support Agreement”), pursuant to which such stockholders have agreed to vote the shares of LogicVision common stock held by them to adopt the Merger Agreement and, subject to certain exceptions, not to dispose of their shares prior to the date of LogicVision’s stockholder vote to adopt the Merger Agreement. As of May 6, 2009, these stockholders owned at least 1,025,892 shares of LogicVision common stock, representing approximately 10.8% of the outstanding LogicVision common stock.

On May 7, 2009, Mentor and LogicVision jointly issued a press release announcing the execution of the Merger Agreement, which is attached hereto as Exhibit 99.1. The press release is hereby incorporated into this report by reference.

Additional Information and Where You Can Find It

Mentor intends to file a Registration Statement on Form S-4 containing a proxy statement/prospectus and other documents concerning the proposed acquisition with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read the proxy statement/prospectus when it becomes available and other relevant documents filed with the SEC because they will contain important information. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents filed by Mentor and LogicVision with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement/prospectus and other documents filed with the SEC may also be obtained for free by contacting Mentor Investor Relations by e-mail at joe_reinhart@mentor.com or by telephone at 1-503-685-1250 or by contacting LogicVision Investor Relations by e-mail at investorrelations@logicvision.com or by telephone at 1-408-453-0146.

Mentor, LogicVision, and their respective directors, executive officers, certain members of management and certain employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. A description of the interests in LogicVision of its directors and executive officers is set forth in LogicVision’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC on March 18, 2009, as amended on April 29, 2009. Information concerning Mentor’s directors and executive officers is set forth in Mentor’s Proxy Statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on May 9, 2008. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to, respectively, LogicVision’s Investors page on its corporate website at www.LogicVision.com and Mentor’s Investors page on its corporate website at www.Mentor.com. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed merger, and a description of their direct and indirect interests in the proposed merger, which may differ from the interests of Mentor or LogicVision stockholders generally will be set forth in the proxy statement/prospectus when it is filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements can be identified by the words, “believes,” “views,” “expects,” “projects,” “hopes,” “could,” “will,” “intends,” “should,” “estimate,” “would,” “may,” “anticipates,” “plans” and other similar words. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking information, and are based on Mentor’s current expectations, estimates, forecasts and projections. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of LogicVision’s stockholders to approve the proposed transaction; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of Mentor and LogicVision generally, including those set forth in the filings of Mentor and LogicVision with the SEC, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings. These forward-looking statements speak only as of the date hereof. Mentor undertakes no obligation to publicly release the results of any revisions or updates to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release jointly issued by Mentor Graphics Corporation and LogicVision, Inc., dated May 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2009	MENTOR GRAPHICS CORPORATION

	By:	/s/ Dean Freed
	Name:	Dean Freed
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release jointly issued by Mentor Graphics Corporation and LogicVision, Inc., dated May 7, 2009.